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                                                                      Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-53047, 333-41027 and 333-41899.



                                            /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
March 26, 1999